Lincoln Benefit Life Company
Lincoln Benefit Life Variable Life Account

Supplement, dated August 22, 2013, to
the Consultant VUL Variable Universal Life Prospectus

This supplement amends certain disclosure contained in the above-referenced prospectus and statement of additional information for certain variable life contracts issued by Lincoln Benefit Life Company.

The following paragraph is added to the “Lincoln Benefit Life Company” provision under the “About Us” section of your prospectus:

Lincoln Benefit is a wholly-owned subsidiary of Allstate Life Insurance Company ("Allstate Life"). On July 17, 2013, Allstate Life entered into an agreement to sell Lincoln Benefit to Resolution Life Holdings, Inc. (“Resolution”), a Delaware corporation established by The Resolution Group (the “Transaction”).  The Transaction and certain related agreements are subject to required regulatory approvals.  Subject to the receipt of such regulatory approvals, the transaction is scheduled to close in the 4th quarter of 2013.  Following the Transaction, Lincoln Benefit will no longer be an affiliate of Allstate Life.

The following paragraphs are added to the “Description of Lincoln Benefit Life Company” provision under the “General Information and History” section of the Statement of Additional Information:

On July 17, 2013, Allstate Life entered into an agreement to sell Lincoln Benefit to Resolution Life Holdings, Inc. (“Resolution”), a Delaware corporation established by The Resolution Group (the “Transaction”).  The Transaction and certain related agreements are subject to required regulatory approvals.  Subject to the receipt of such regulatory approvals, the transaction is scheduled to close in the 4th quarter of 2013.  Following the Transaction, Lincoln Benefit will no longer be an affiliate of Allstate Life.

Upon receipt of regulatory approvals, Lincoln Benefit will amend and restate its existing reinsurance arrangements with Allstate Life. Lincoln Benefit will recapture all business currently reinsured to Allstate Life, except: (i) life insurance policies (including variable life) written  through Allstate exclusive agents and exclusive financial specialists and certain other life insurance policies, (ii) variable annuity contracts (which will continue to be reinsured by Allstate Life under other existing agreements), and (iii) single premium immediate annuities (the “Recapture”).  The benefits and provisions of the Contracts will not be changed by the Recapture, and the Recapture will not change the fact that Lincoln Benefit is primarily liable to you under your Contract.

Pursuant to the Recapture, Allstate Life will transfer to Lincoln Benefit, for inclusion in its general account reserves, cash and specified assets with an aggregate statutory book value equal to net statutory general account reserves attributable to the recaptured business adjusted for the final settlement amount under the applicable existing reinsurance agreements between Lincoln Benefit and Allstate Life that are being amended and restated in connection with the Recapture.

Please keep this supplement for future reference.